                                                                 EXHIBIT 10.17.1

                               AMENDMENT NO. 1 TO
                      AGREEMENT OF LIMITED PARTNERSHIP OF
                      ORBCOMM INTERNATIONAL PARTNERS, L.P.

     This Amendment No. 1 to the Agreement of Limited Partnership of ORBCOMM International Partners, L.P. (the "Amendment") is made and entered into as of this 12th day of September 1995 by and between Teleglobe Mobile Partners ("Teleglobe Mobile") and ORBCOMM Global, L.P. ("ORBCOMM Global").

                              W I T N E S S E T H

     WHEREAS, Orbital Communications Corporation (all of whose interest in ORBCOMM International Partners, L.P. (the "Partnership") was transferred to ORBCOMM Global upon the exercise of the Teleglobe Mobile Option) and Teleglobe Mobile (a portion of whose interest in the Partnership was transferred to ORBCOMM Global upon exercise of the Teleglobe Mobile Option) previously entered into the Agreement of Limited Partnership of ORBCOMM International Partners, L.P. (the "ORBCOMM International Partnership Agreement"); and

     WHEREAS, ORBCOMM Global and Teleglobe Mobile desire to amend and modify the ORBCOMM International Partnership Agreement.

     NOW, THEREFORE, the parties agree as follows:

     SECTION 1. Terms used but not otherwise defined herein shall have the meanings assigned thereto in the ORBCOMM International Partnership Agreement.


     SECTION 2. The reference to (a) "Orbital Communications Corporation, a Delaware corporation, ("ORBCOMM")" and (b) "ORBCOMM" set forth in the introduction to the ORBCOMM International Partnership Agreement shall be deleted and replaced with "ORBCOMM Global, L.P., a Delaware limited partnership ("ORBCOMM Global")" and "ORBCOMM Global", respectively.


     SECTION 3. The second whereas clause of the ORBCOMM International Partnership Agreement shall be deleted in its entirety and replaced with the following:

          "WHEREAS, the Partnership, the Partners, Orbital Sciences Corporation, a Delaware corporation ("Orbital"), Teleglobe Inc., a Canadian corporation ("Teleglobe"), Orbital Communications Corporation, a Delaware corporation ("ORBCOMM"), and ORBCOMM USA, L.P., a Delaware limited partnership ("ORBCOMM USA") are entering into certain agreements for the development, construction, operation and marketing of the ORBCOMM System ( as hereinafter defined); and"

     SECTION 4. Section 2.15 of the ORBCOMM International Partnership Agreement is deleted in its entirety and replaced with the following:

          "2.15.    Majority in Interest.  "Majority in Interest" of the
     General Partners means a General Partner or General Partners having Participation Percentages aggregating at least a majority of the Participation Percentages held by all General Partners, provided that for purposes of determining a Majority in Interest of the General Partners each general partner of ORBCOMM Global shall be treated as a General Partner of the Partnership holding directly a fraction of ORBCOMM Global's Participation Percentage in the Partnership, such fraction being determined by reference to the ORBCOMM Global Partnership Agreement, as the same may be amended or restated from time to time."


     SECTION 5. Section 2.31 of the ORBCOMM USA Partnership Agreement is deleted in its entirety and replaced with the following:

          "2.31.    Super-Majority in Interest.  "Super-Majority in Interest"
     of the General Partners means a General Partner or General Partners having Participation Percentages aggregating more than eighty-six per cent (86%) of the Participation Percentages held by all General Partners, provided that for purposes of determining a Super-Majority in Interest of the General Partners each general partner of ORBCOMM Global shall be treated as a General Partner of the Partnership holding directly a fraction of ORBCOMM Global's Participation Percentage in the Partnership, such fraction being determined by reference to the ORBCOMM Global Partnership Agreement, as the same may be amended or restated from time to time."


     SECTION 6. Section 3.1 of the ORBCOMM International Partnership Agreement shall be deleted in its entirety and replaced with the following:

          "3.1. Partnership Interests. The Partnership Interests shall be expressed in terms of the Partners' Participation Percentages and Capital Preferences. The Participation Percentage of ORBCOMM Global shall be ninety-eight percent (98%), the Participation Percentage of Teleglobe Mobile shall be two percent (2%), and the Capital Preference of each Partner as of any date shall be equal to the amount actually contributed by such Partner in cash or in immediately available funds to the Partnership through such date (including any amount contributed in exchange for Participation Percentages), provided that any amounts contributed to the Partnership by ORBCOMM prior to the exercise of the Teleglobe Mobile Option shall be deemed for purposes of this Agreement to have been made by ORBCOMM Global. The Partners shall be required to make the capital contributions set forth in Section 3.2 in exchange for their Partnership Interests and shall be entitled to receive the distributions set forth in Sections 4 and 10 in respect of such Partnership Interests."

     SECTION 7. Section 3.2 of the ORBCOMM International Partnership Agreement shall be deleted in its entirety and replaced with the following:

          "Section 3.2. Capital Contributions. As of the Restatement Date, ORBCOMM Global shall be deemed to have contributed nine thousand eight hundred dollars ($9,800) and Teleglobe Mobile shall be deemed to have contributed two hundred dollars ($200) in cash or in immediately available funds."


     SECTION 8. Section 6.1(l) of the ORBCOMM International Partnership Agreement shall be deleted in its entirety and replaced with the following:

          "(l) appoint or remove officers of the Partnership who shall be nominated by the President of ORBCOMM Global, including a President of the Partnership and and a senior officer of the Partnership who shall report directly to the Presidentand be located in Montreal."


     SECTION 9. Section 6.6 is deleted in its entirety and replaced with the following:

          "6.6 Designation of Officers. Subject to Section 6.1(l), officers of the Partnership shall be nominated by the President of the Partnership and elected by the General Partners and shall exercise such authority as they are granted by the General Partners. If an officer is an employee of a General Partner, the Partnership will promptly reimburse such General Partner the pro rata share of expenses, including compensation and overhead, attributable to such officer of the Partnership by reference to the share of his or her total time spent upon Partnership operations."


     SECTION 10. The first sentence of Section 6.7 of the ORBCOMM International Partnership Agreement shall be deleted in its entirety and replaced with the following:

     "Any officer of the Partnership may be removed at any time and for any reason by approval or written consent of the General Partners."


     SECTION 11. The references to "ORBCOMM Development" and to "ORBCOMM U.S." set forth in Section 7.4 of the ORBCOMM International Partnership Agreement shall be deleted and replaced with "ORBCOMM Global" and ORBCOMM USA", respectively.


     SECTION 12. The reference to "ORBCOMM" set forth in Section 8.1 of the ORBCOMM International Partnership Agreement shall be deleted and replaced with "ORBCOMM Global."

     SECTION 13. Section 9.2 of the ORBCOMM International Partnership Agreement shall be deleted in its entirety and replaced with the following:

     "9.2.  [RESERVED]"


     SECTION 14. The phrase "If to ORBCOMM, to Orbital Communications Corporation, 21700 Atlantic Boulevard, Dulles, Virginia 20166, Attention:
President; if to Teleglobe Mobile to Teleglobe Mobile Partners, 1000, rue de La Gauchetiere ouest, Montreal, Quebec, Canada H3B 4X5, Attention: Vice-President, Legal Matters and Corporate Secretary" set forth in Section 11.1 of the ORBCOMM International Partnership Agreement shall be deleted as replaced with "If to ORBCOMM Global, to ORBCOMM Global, L.P., 21700 Atlantic Boulevard, Dulles, Virginia 20166, Attention: President, with a copy to Orbital, 21700 Atlantic Boulevard, Dulles, Virginia 20166, Attention: Executive Vice President and General Manager/Communications and Information Systems Group; if to Teleglobe Mobile, to Teleglobe Mobile Partners c/o Teleglobe Inc., 1000, rue de La Gauchetiere ouest, Montreal, Quebec, Canada H3B 4X5, Attention: Executive Vice President, Corporate Development and Corporate Secretary."


     SECTION 15. A new section 12.11 is added to the ORBCOMM International Partnership Agreement after Section 12.10 that reads as follows:

          "12.11.   Dispute Resolution.  Any controversy or claim that may
     arise under, out of, in connection with or relating to this Agreement shall be resolved in accordance with Section 13.4 of the Master Agreement."


     SECTION 16. The signature block for Orbital Communications Corporation set forth in the ORBCOMM International Partnership Agreement shall be deleted in its entirety and replaced with the following:

     "ORBCOMM GLOBAL, L.P.

     By:  Orbital Communications Corporation,
            General Partner


     By:
        --------------------------------
          Name: Alan L. Parker
          Title: President


     By:  Teleglobe Mobile Partners,
          General Partner

     By:  Teleglobe Mobile Investment Inc.,
             its Managing Partner


     By:
        -------------------------------
          Name: Guthrie J. Stewart
          Title: Chairman of the Board and
            Chief Executive Officer"

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Agreement of Limited Partnership of ORBCOMM International Partnership Agreement to be executed as of the day and year first above written.

                              ORBCOMM GLOBAL, L.P.

                              By:  Orbital Communications Corporation,
                                   General Partner


                              By: /s/ Alan L. Parker
                                  -------------------------------
                                   Name: Alan L. Parker
                                   Title: President



                              By:  Teleglobe Mobile Partners,
                                   General Partner


                              By:  Teleglobe Mobile Investment Inc.,
                                   its Managing Partner


                              By: /s/ Guthrie J. Stewart
                                  -------------------------------
                                   Name: Guthrie J. Stewart
                                   Title: Chairman of the Board and
                                            Chief Executive Officer



                              TELEGLOBE MOBILE PARTNERS

                              By:  Teleglobe Mobile Investment Inc.,
                                      its Managing Partner


                              By: /s/ Guthrie J. Stewart
                                  -------------------------------
                                   Name: Guthrie J. Stewart
                                   Title: Chairman of the Board and
                                            Chief Executive Officer